Exhibit 99.2

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

4% Promissory Note

$3,000,000.00	As of December 2, 2019

FOR VALUE RECEIVED, Siebert Financial Corp., Inc., a New York corporation (the “Company”) with its principal executive office at 120 Wall Street, New York, NY 10005, promises to pay to the order of  Gloria E. Gebbia, or her assigns (the “Holder”), the principal amount of Three Million Dollars ($3,000,000.00) (the “Principal Amount”) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest on this note (the “Note”) shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with, and shall be payable as provided in, Section 2 hereof. Nothing in this paragraph shall be construed as the consent by the Holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

1. Note Issuance.  This Note is issued by the Company in connection with its acquisition of Weeden Prime Services, LLC, pursuant to that certain Equity Interests Purchase Agreement (the “Agreement”), dated as of September 27, 2019, by and among the Company, Weeden Investors, L.P. and Weeden Securities Corporation.  Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.
2. Payment of the Note.
A. Principal and Interest Payments.  The Principal Amount an all accrued and unpdaid interest and any other amounts payable pursuant to this Note shall be paid by the Company to the Holder on December 2, 2020 (the one year anniversary of the date of this Note).
B. Interest Rate.  The outstanding Principal Amount shall bear interest at the rate of four (4.0%) percent per annum calculated on the basis of a 360 day year.

C. Payment.  Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and in immediately available funds.  If any payment due date falls on a day that is not a Business Day, then the payment shall be due and payable on the next following Business Day.  For purposes of this Note, “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.
3. Prepayment.  All or any portion of the Principal Amount may be prepaid by the Company at any time or from time to time.
4. Events of Default; Default.
  A.   The term “Event of Default” shall mean any of the following events:

(i) Non-Payment of Obligations. The Company shall default in the payment of the Principal Amount or accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not be remedied within ten (10) calendar days of the applicable due date; or
(ii) Bankruptcy, Insolvency, etc. The Company shall:
(a) generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;
(b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;
(c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within thirty (30) days;
(d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy, insolvency or comparable law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; or
(e) take any corporate action authorizing, or in furtherance of, any of the foregoing.
B. Action if Bankruptcy, Insolvency, etc. If any Event of Default described in clause (ii) of Section 4A shall occur, the outstanding Principal Amount of this Note together with all interest accrued thereon and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

C. Action if Other Event of Default. If any Event of Default described in clause (i) of Section 4A shall occur for any reason, and be continuing, the Holder may, upon notice to the Company, declare all or any portion of the outstanding Principal Amount of the Note together with interest accrued thereon and any or all other obligations hereunder to be due and payable, whereupon the full unpaid Principal Amount (or any portion thereof so demanded), such accrued interest and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.
5.    Amendments; Waivers; Severability.

A.   Amendments.
(i) The provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and Holder.
B. Waivers.
(i) No failure or delay on the part of Holder in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Holder shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
(ii) The Company hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and shall pay all costs of collection, when incurred, including, without limitation, reasonable attorney’s fees, costs and other expenses.
C. Severability.  The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision of this Note and the invalidity or unenforceability of any provision of this Note to any person or circumstance shall not affect the enforceability or validity of such provision to any other persons or circumstances.

6. Miscellaneous.
A. Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and Holder, respectively, whether so expressed or not.
B. Governing Law; Consent to Forum. This Note shall be governed exclusively by the laws of the State of New York without giving effect to any choice of law rules thereof.
D. Waiver of Jury Trial. THE HOLDER AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE HOLDER OR THE COMPANY.

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IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

Siebert Financial Corp., Inc., a New York corporation

By:
Name: Andrew Reich
Title: CFO

AGREED AND ACCCEPTED:

Gloria E. Gebbia